ABERDEEN FUNDS

Aberdeen Dynamic Dividend Fund

Aberdeen Global Infrastructure Fund

(each a “Fund” and together the “Funds”)

Supplement dated March 16, 2018 to each Fund’s Prospectus dated March 7, 2018, as supplemented to date

The following replaces the Portfolio Managers tables for the Aberdeen Dynamic Dividend Fund and the Aberdeen Global Infrastructure Fund in the sections entitled “Summary — Aberdeen Dynamic Dividend Fund — Portfolio Managers” and “Summary — Aberdeen Global Infrastructure Fund — Portfolio Managers” on pages 5-6 and page 11, respectively, of the Prospectus:

Name	Title	Served on the Fund Since
Stephen Docherty	Head of Global Equities	2018
Bruce Stout	Senior Investment Manager	2018
Jamie Cumming	Senior Investment Manager	2018
Martin Connaghan	Senior Investment Manager	2018
Stewart Methven	Senior Investment Manager	2018
Joshua Duitz	Portfolio Manager	2018

The following is added to the table describing the team that is jointly and primarily responsible for the day-to-day management of the Aberdeen Dynamic Dividend Fund and the Aberdeen Global Infrastructure Fund in the section entitled, “Fund Management — Portfolio Management — Dynamic Dividend Fund and Global Infrastructure Fund” on pages 65-66 of the Prospectus:

Portfolio Managers	Funds

Joshua Duitz, Portfolio Manager
Joshua Duitz joined Aberdeen Standard Investments in 2018. From 2007 to 2018, Mr. Duitz was employed by Alpine Woods Capital Investors, LLC. Prior to that Mr. Duitz was employed by Bear Stearns for eight years, where he was a Managing Director Principal who specialized in trading international equities. Mr. Duitz is a Certified Public Accountant, who spent four years with Arthur Andersen, LLP in the Financial Markets Audit Division. Mr. Duitz earned his bachelor’s degree in Business Administration from Emory University and received his M.B.A. from the Wharton School of Business where he graduated with honors.

Dynamic Dividend Fund Global Infrastructure Fund

Please retain this Supplement for future reference.

ABERDEEN FUNDS

Aberdeen Dynamic Dividend Fund

Aberdeen Global Infrastructure Fund

(each a “Fund” and together the “Funds”)

Supplement dated March 16, 2018 to each Fund’s Statement of Additional Information dated March 7, 2018, as supplemented to date (the “SAI”)

The following is added to the table in Appendix A of the SAI under “OTHER MANAGED ACCOUNTS — Global Equity Team” beginning on page A-3:

Name of Portfolio Manager	Number of Other Accounts Managed by Each Portfolio Manager and Total Assets (in millions) by Category (as of October 31, 2017)

Joshua Duitz**	Registered Investment Companies: 2 accounts, $1,213 total assets
Dynamic Dividend Fund Global Infrastructure Fund	Other Pooled Investment Vehicles: 0 accounts, $0 total assets Other Accounts: 0 accounts, $0 total assets

**The “Other Accounts Managed” represents the accounts managed by the teams of which the portfolio manager is a member. This information is as of December 31, 2017.

Please retain this Supplement for future reference.